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                                                                   Exhibit 10.24

                                 AMENDMENT No. 8

                                       to

                        THE DEVELOPMENT AND MANUFACTURING
                               SERVICES AGREEMENT

                              Dated 08 January 2004

                                     Between

                               LONZA BIOLOGICS ***

                                       and

                          TRUBION PHARMACEUTICALS, INC.

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     THIS AMENDMENT No. 8 ("Eighth Amendment") is made the 5th day of October
2005

     BETWEEN

     LONZA BIOLOGICS *** of *** (hereinafter referred to as "LB"), and

     TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer")

     WHEREAS

     A. LB and the Customer entered into a development and manufacturing services agreement ("the Agreement") dated 08 January 2004, pursuant to which LB agreed to provide Services to the Customer, and,

     B. The Customer now wishes LB to perform additional services under the Agreement, and,

     C. LB is willing to perform such additional services on the terms set out in the Agreement, and

     D. The parties wish to amend the Agreement in accordance with Clause 13.5 thereto.

     NOW THEREFORE IT IS HEREBY AGREED as follows:

     1.0 STAGE 26 IN SCHEDULE 2 OF THE AGREEMENT SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

     "STAGE 26 ***

     BACKGROUND

     ***

     26.1 OBJECTIVES

     ***

     26.2 ACTIVITIES

     ***

     26.3 DELIVERABLES

          26.3.1 A copy of the sampling plan prepared in activity 26.2.1.

          26.3.2 Samples from the development study as agreed in activity 26.2.1 and 26.2.14

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          26.3.3 A copy of the experimental data as prepared in activity 26.2.11

     26.4 TIMESCALE

     Stage 26 commenced upon signature of Amendment 6 dated 28th April 2005. It is estimated that Stage 26 will be complete approximately *** from commencement."

     2.0 TWO NEW STAGES, STAGES 29 AND 30, SHALL BE ADDED TO SCHEDULE 2 OF THE AGREEMENT TO READ AS FOLLOWS:

     "STAGE 29 ***

     BACKGROUND

     ***

     29.1 OBJECTIVES

     ***

     29.2 ACTIVITIES

     ***

     29.3 DELIVERABLES

          29.3.1 A copy of the experimental data as prepared in activity
     29.2.11.

     29.4 TIMESCALE

     Stage 29 commenced at Customer's request in June 2005.

     It is estimated that Stage 29 will be complete approximately *** from commencement.

     STAGE 30 ***

     BACKGROUND

     ***

     30.1 OBJECTIVES

     ***

     30.2 ACTIVITIES

     ***

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     30.3 DELIVERABLES

          30.3.1 A copy of the summary report of activities as prepared in activity 30.2.7

     30.4 TIMESCALE

     Stage 30 commenced at Customer's request ***. It is estimated that Stage 30 will be complete approximately *** from commencement."

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     SCHEDULE 3 TO THE AGREEMENT SHALL BE AMENDED TO INCLUDE PROVISION FOR
PAYMENT FOR THE ABOVE MENTIONED ADDITIONAL SERVICES, AS SET OUT BELOW HERETO. INVOICES FOR THESE ADDITIONAL SERVICES SHALL BE ISSUED, AND CUSTOMER PAYMENTS SHALL BE MADE, IN * * *:

     "1. PRICE

     ***

     2. PAYMENT

     FOR STAGE 26

     *** received upon commencement of Stage 26
     *** upon completion of Stage 26.

     FOR STAGE 30

     *** upon commencement of Stage 30.
     *** upon completion of Stage 30."

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     SAVE AS HEREIN PROVIDED ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT
SHALL REMAIN IN FULL FORCE AND EFFECT.

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


Signed for and on behalf of             ***
LONZA BIOLOGICS ***                     ----------------------------------------

                                        ***
                                        ----------------------------------------
                                        TITLE


Signed for and on behalf of             /s/ Kendall M. Mohler
TRUBION PHARMACEUTICALS, INC            ----------------------------------------
                                        Senior VP Research & Development
                                        TITLE